Performance Management - Wasatch Small/Mid Cap ETF	Jul. 15, 2026
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Historical Performance
Performance Narrative [Text Block]
Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. However, the Fund has not yet commenced operations and as such does not have a full calendar year of performance.

Performance One Year or Less [Text]	However, the Fund has not yet commenced operations and as such does not have a full calendar year of performance.